Other Accrued Expenses and Current Liabilities - Schedule of Other Accrued Expenses and Current Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 24, 2014	Dec. 25, 2013	Dec. 26, 2012
Other Liabilities Disclosure [Abstract]
Accrued sales and property taxes	$ 4,178	$ 3,190	$ 3,010
TRA payable	4,170
Other	5,463	4,635	4,230
Total other accrued expenses and current liabilities	$ 13,811	$ 7,825	$ 7,240